Investment objective

The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan.

Fund facts	(as at 08/31/18)
Net asset value per share	$23.05
Market price	$19.85
Premium/discount	-13.88%
Total net assets	$186.95 m
Market cap	$161.03m

Fund statistics
Investment adviser (date of appointment)	JF International Management, Inc. (07/22/14)
Fund manager	Shumin Huang
Listed	NYSE
Launch date	12/23/86
Shares outstanding	8,112,169
Last dividend (Ex-dividend date)	$0.66 (December 28, 2017)
Benchmark	TAIEX Total Return Index

Fund codes
Bloomberg	TWN
Sedol	286987895
CUSIP	874036106
ISIN	US8740361063

10 year performance data	(as at 08/31/18)

Cumulative Performance[1]						(as at 08/31/18)
%	1m	3m	YTD[2]	1Y	3Y	5Y	10Y
The Taiwan Fund, Inc.	-1.9	-3.6	-0.6	-1.5	41.9	43.6	88.2
Market Price	-2.7	-4.0	-4.9	-4.3	39.0	37.7	77.8
TSE Index	-0.3	-0.8	0.7	2.7	43.4	34.4	61.2
TAIEX Total Return Index[3]	0.5	3.2	4.8	6.9	62.0	62.3	131.8
MSCI Taiwan Index	1.0	4.4	5.2	5.7	56.7	64.5	108.3

Rolling 12 month performance[1]					(as at 08/31/18)
%	2018/2017	2017/2016	2016/2015	2015/2014	2014/2013
The Taiwan Fund, Inc.	-1.5	21.8	18.3	-13.0	16.3
Market Price	-4.3	26.0	15.2	-15.2	16.8
TSE Index	2.7	22.7	13.8	-20.4	17.8
TAIEX Total Return Index[3]	6.9	27.9	18.5	-17.5	21.4
MSCI Taiwan Index	5.7	27.6	16.1	-15.3	23.9

Top 10 holdings	(as at 08/31/18)
Holding	Fund %
Taiwan Semiconductor Manufacturing Co., Ltd.	19.0%
Largan Precision Co., Ltd.	5.4%
Catcher Technology Co., Ltd.	4.9%
Pegatron Corp.	4.6%
Chroma ATE, Inc.	4.3%
Vanguard International Semiconductor Corp.	3.9%
Formosa Plastics Corp.	3.7%
Parade Technologies Ltd.	3.1%
Global Unichip Corp.	3.0%
CTBC Financial Holding Co., Ltd.	3.0%

[1]	In US Dollar terms
[2]	Calendar year to date
[3]	TAIEX Total Return Index

Sector breakdown			(as at 08/31/18)
Sector Allocation	Fund %	Benchmark	Deviation
Automobile	0.0	1.0	-1.0
Biotechnology & Medical Care	4.2	0.7	3.5
Building Material & Construction	0.0	1.4	-1.4
Cement	1.2	1.2	0.0
Chemical	0.0	1.0	-1.0
Communications & Internet	3.4	5.4	-2.0
Computer & Peripheral Equipment	5.6	4.9	0.7
Electric & Machinery	4.9	1.9	3.0
Electrical & Cable	0.0	0.4	-0.4
Electronic Parts & Components	0.0	5.2	-5.2
Electronic Products Distribution	0.0	0.8	-0.8
Financial & Insurance	8.9	13.4	-4.5
Foods	1.0	2.1	-1.1
Glass & Ceramic	0.0	0.2	-0.2
Information Service	0.0	0.2	-0.2
Iron & Steel	0.0	2.0	-2.0
Oil, Gas & Electricity	0.0	3.8	-3.8
Optoelectronic	5.4	4.3	1.1
Other	2.5	3.2	-0.7
Other Electronic	11.3	6.4	4.9
Paper & Pulp	0.0	0.3	-0.3
Plastics	6.2	7.1	-0.9
Rubber	0.0	0.9	-0.9
Semiconductor	40.8	27.1	13.7
Shipping & Transportation	0.0	1.3	-1.3
Textiles	1.0	1.7	-0.7
Tourism	0.9	0.4	0.5
Trading & Consumers' Goods	0.0	1.7	-1.7
Cash	2.7	0.0	2.7
OVERALL TOTAL	100.0%	100.0%	0.0

Market review

The TAIEX Total Return Index (TAIEX) rose 0.5% in August, driven by an increase in the stocks of companies operating in the energy, financial, basic material, consumer staples and telecommunications markets. In contrast, some technology stocks underperformed as investors took a more cautious view towards the impact of trade tensions between the United States and China, weakened demand for smartphones made in China and reduced sales forecasts of new iPhones.

Fund update

The Fund underperformed the TAIEX by 2.4% in August. The performance was negatively impacted by the overweight positions in semiconductor (Globalwafers Co., Ltd., Vanguard International Semiconductor Corp., Nanya Technology Corpo. and Global Unichip Corp.) and iPhone supply chain holdings (Largan Precision Co., Ltd. and Pegatron Corp.). Positive contributors to the Fund's performance included its overweight position in Win Semiconductors Corp.

There is no change to the Fund's core investment approach and the portfolio is concentrated on high conviction quality companies with strong growth profiles. The Fund's portfolio reflects its confidence in the long term growth potential of artificial intelligence, 3D sensing, industrial internet-of-things and high performance computing. The Fund has underweight positions in financials, telecommunications and basic materials.

Outlook

Despite concerns around trade tensions between China and the United States and the impact of emerging market currency depreciation, the Fund remains positive about the outlook for the Taiwan equity market. Disappointing sales forecasts for the new iPhone may see a change in Apple Inc.'s pricing strategy post launch and there remains confidence in long term structural trends in technology as referred to above.

Full portfolio holdings	(as at 08/31/18)
Holding	Market Value	Fund
	USD	%
Semiconductor	76,206,549	40.8
Taiwan Semiconductor Manufacturing Co., Ltd.	35,497,444	19.0
Vanguard International Semiconductor Corp.	7,264,447	3.9
Parade Technologies Ltd.	5,792,121	3.1
Global Unichip Corp.	5,665,896	3.0
Chipbond Technology Corp.	4,659,964	2.5
Win Semiconductors Corp.	4,596,842	2.5
MediaTek, Inc.	3,741,999	2.0
Nanya Technology Corp.	3,251,835	1.7
Silergy Corp.	2,737,913	1.5
Globalwafers Co., Ltd.	1,620,837	0.9
ASPEED Technology, Inc.	1,377,251	0.7
Other Electronic	21,059,473	11.3
Catcher Technology Co., Ltd.	9,095,328	4.9
Chroma ATE, Inc.	7,974,198	4.3
Voltronic Power Technology Corp.	2,408,065	1.3
Kingpak Technology, Inc.	1,581,882	0.8
Financial & Insurance	16,534,784	8.9
CTBC Financial Holding Co., Ltd.	5,543,637	3.0
Fubon Financial Holding Co., Ltd.	3,919,209	2.1
Cathay Financial Holding Co., Ltd.	3,878,169	2.1
E.Sun Financial Holding Co., Ltd.	3,193,769	1.7
Plastics	11,564,138	6.2
Formosa Plastics Corp.	6,918,851	3.7
Formosa Chemicals & Fibre Corp.	4,645,287	2.5
Computer & Peripheral Equipment	10,525,619	5.6
Pegatron Corp.	8,625,505	4.6
Micro-Star International Co., Ltd.	1,900,114	1.0
Optoelectronic	10,110,044	5.4
Largan Precision Co., Ltd.	10,110,044	5.4
Electric & Machinery	9,093,790	4.9
Hota Industrial Manufacturing Co., Ltd.	3,593,521	1.9
Hiwin Technologies Corp.	2,881,161	1.6
Yeong Guan Energy Technology Group Co., Ltd.	1,450,718	0.8
Global PMX Co., Ltd.	1,168,390	0.6
Biotechnology & Medical Care	7,782,061	4.2
St. Shine Optical Co., Ltd.	4,595,768	2.5
Grape King Bio Ltd.	3,186,293	1.7
Communications & Internet	6,333,752	3.4
Merry Electronics Co., Ltd.	5,026,209	2.7
Wistron NeWeb Corp.	1,307,543	0.7
Cash	5,125,199	2.7
Cash	5,125,199	2.7

Full portfolio holdings (cont'd) (as at 08/31/18)
Holding	Market Value	Fund
	USD	%
Other	4,756,619	2.5
Nien Made Enterprise Co., Ltd.	2,797,265	1.5
Chailease Holding Co., Ltd.	1,959,354	1.0
Cement	2,257,242	1.2
Taiwan Cement Corp.	2,257,242	1.2
Textiles	1,951,587	1.0
Makalot Industrial Co., Ltd.	1,951,587	1.0
Foods	1,899,880	1.0
Uni-President Enterprises Corp.	1,899,880	1.0
Tourism	1,747,681	0.9
Gourmet Master Co., Ltd.	1,747,681	0.9
Grand Total	186,948,418	100.0

Source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express of implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

Important Information

This document is issued and approved by JF International Management, Inc. (“JFIMI”), as investment advisor of The Taiwan Fund, Inc. (the ‘'Fund''). JFIMI is an investment advisor registered with the US Securities and Exchange Commission. Certain information herein is believed to be reliable but has not been verified by JFIMI. JFIMI makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed end US fund and its shares are listed on the New York Stock Exchange. JFIMI has been appointed investment advisor to the Fund.

This newsletter does not constitute an offer of shares. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are bought and sold on the open market through a stock exchange. JFIMI, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell any security, including the securities, commodities, currencies or financial instruments referred to herein.

Portfolio holdings are subject to change daily.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

Discretionary investment is not risk-free. The past operating performance does not guarantee a minimum return for the discretionary investment fund. Apart from exercising the duty of care of a prudent adviser, JFIMI will not be responsible for the profit or loss of the discretionary investment fund, nor guarantee a minimum return.

•	It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

•	Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

•	Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

•	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

If you have any questions or comments about the Fund, please contact the Fund at the address or telephone number below or via the website www.thetaiwanfund.com

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049 One Lincoln Street

Boston MA 02206-5049

Tel: 877-217-9502